Exhibit 99.1

Independent Accountants’ Report on Applying Agreed-Upon Procedures

GreatAmerica Financial Services Corporation (the “Company”)

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Wells Fargo Securities, LLC

BMO Capital Markets Corp.

SunTrust Robinson Humphrey, Inc.

(together, the “Specified Parties”)

Re: GreatAmerica Leasing Receivables Funding, L.L.C., Series 2019-1—Data File Procedures

We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled “2018.12.31 GALRF 2019-1 Pool Cut_Sent.xlsx” provided by the Company on January 4, 2019, containing certain information related to 45,244 commercial finance contracts as of December 31, 2018, adjusted to exclude 227 contracts that contained a value of “10001” in the “ProgramTypeID” field (the “Data File”). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were within the materiality threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were within the materiality threshold.

•	The term “materiality threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Contract File Documents” means information contained in the Company’s onBase and InfoLease electronic records systems.

A.

We randomly selected 150 commercial finance contracts from the Data File as instructed by the Company and listed in Exhibit A attached hereto (the “Selected Contracts”). For purposes of this procedure, the Company did not inform us as to the basis for how they determined the number of commercial finance contracts we were instructed to randomly select from the Data File.

B.

For each of the Selected Contracts, we compared the attributes listed in the table below to the corresponding information appearing on or derived from the applicable Contract File Documents. The Specified Parties indicated that the absence of any of the Contract File Documents noted below or the inability to agree the indicated information from the Data File to the Contract File Documents, utilizing instructions provided by the Company (as applicable) indicated below, for each of the attributes identified constituted an exception. The Contract File Documents/Instructions are listed in the order of priority until the attribute was agreed.

Attribute	Contract File Document(s)/ Instructions

Contract Number	onBase electronic records system.

Obligor Name	“Agreement,” “Amendment,” “Supplement to Agreement” or “Approval Letter” within the onBase electronic records system.

Obligor State	“Agreement,” “Supplement to Agreement” or “Assignment Letter” within the onBase electronic records system.

Scheduled Payment	“Agreement,” “Supplement to Agreement” or “Booking Sheet” within the onBase electronic records system and instructions provided by the Company described below.

Original Term to Maturity (Recomputed Original Term to Maturity)	“Agreement” or “Supplement to Agreement” within the onBase electronic records system, or the “Contract Data” or “Internal Codes” screens within the InfoLease electronic records systems and instructions provided by the Company described below.

Security Deposit	“Agreement” or “Supplement to Agreement” within the onBase electronic records system and instructions provided by the Company described below.

Payment Frequency	“Agreement” or “Supplement to Agreement” within the onBase electronic records system.

Equipment Cost	“Booking Sheet” or “Rebook General Docs” within the onBase electronic records system and instructions provided by the Company described below.

First Payment Date (month and year)	“Contract Invoicing Data” screen within the InfoLease electronic records system.

Termination Date (month and year)	“Contract Data” screen within the InfoLease electronic records system.

Booked Residual Value	“Contract Data” screen within the InfoLease electronic records system.

For purposes of comparing Scheduled Payment, we were instructed by the Company to compare the Scheduled Payment in the Data File to the “Agreement” or “Supplement to Agreement” within the onBase electronic records system. For Selected Contract #3, we were informed by the Company that there was a partial disposition of three underlying assets on June 9, 2016. To recompute the Scheduled Payment for this Selected Contract, we were instructed by the Company to reduce the original payment by the asset allocation of the disposed assets on the “Booking Sheet” within the onBase electronic records system. For Selected Contract #96, we were informed by the Company that the Scheduled Payment in the Supplement to Agreement represented consolidated monthly payment for the multiple contracts under the same customer. As such, we were instructed by the Company to use the correspondence included in the DOC – Misc. Documentation” within the onBase electronic records system, which contained a break-down of the consolidated monthly payment.

For purposes of comparing Original Term to Maturity, we were instructed by the Company to recompute the Original Term to Maturity (“Recomputed Original Term to Maturity”) by adding two months to the original term contained in the “Agreement” within the onBase electronic records system if the “Internal Codes” screen within the InfoLease electronic records system indicated a 90-day deferral for the term of the contract, or by adding one month to the original term if the “Internal Codes” screen indicated a 60-day deferral for the term of the contract.

For purposes of comparing Security Deposit, we were informed by the Company that if there was no Security Deposit related information contained in the “Agreement” within the onBase electronic records system, the value of the Security Deposit was equal to zero.

For purposes of comparing Equipment Cost, we were instructed by the Company to compare the Equipment Cost in the Data File to the Equipment Cost subtracting the discount, if any, in the “Booking Sheet” or to the new Equipment Cost in the “Rebook General Docs” within the onBase electronic records system. For Selected Contract #3, we were informed by the Company that there was a partial disposition of three underlying assets on June 9, 2016. As such we were instructed by the Company to recompute the Equipment Cost for this Selected Contract by subtracting the cost of the disposed assets from the Equipment Cost on the “Booking Sheet” within the onBase electronic records system. For Selected Contract #110, we were instructed by the Company to use the original Equipment Cost in the “Rebook General Docs” within the onBase electronic records system as the updated Equipment Cost in the “Rebook General Docs” reflecting the value as of January 4, 2019, rather than December 31, 2018.

The information regarding the Selected Contracts was found to be in agreement with the respective information contained in the Contract File Documents. There were no conclusions that resulted from these procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the information indicated in the Data File, the Contract File Documents, and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the commercial finance contracts, (ii) the reliability or accuracy of the Data File and the Contract File Documents which were used in our procedures, or (iii) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the commercial finance contracts to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such commercial finance contract being securitized, (iii) the compliance of the originator of the commercial finance contracts with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the commercial finance contracts that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NSRSO’s, who are not identified in this report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ KPMG LLP

Los Angeles, CA

January 23, 2019

Exhibit A

The Selected Contracts

Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID	Selected Contract #	Selected Contract Unique ID
1	20191001	51	20191051	101	20191101
2	20191002	52	20191052	102	20191102
3	20191003	53	20191053	103	20191103
4	20191004	54	20191054	104	20191104
5	20191005	55	20191055	105	20191105
6	20191006	56	20191056	106	20191106
7	20191007	57	20191057	107	20191107
8	20191008	58	20191058	108	20191108
9	20191009	59	20191059	109	20191109
10	20191010	60	20191060	110	20191110
11	20191011	61	20191061	111	20191111
12	20191012	62	20191062	112	20191112
13	20191013	63	20191063	113	20191113
14	20191014	64	20191064	114	20191114
15	20191015	65	20191065	115	20191115
16	20191016	66	20191066	116	20191116
17	20191017	67	20191067	117	20191117
18	20191018	68	20191068	118	20191118
19	20191019	69	20191069	119	20191119
20	20191020	70	20191070	120	20191120
21	20191021	71	20191071	121	20191121
22	20191022	72	20191072	122	20191122
23	20191023	73	20191073	123	20191123
24	20191024	74	20191074	124	20191124
25	20191025	75	20191075	125	20191125
26	20191026	76	20191076	126	20191126
27	20191027	77	20191077	127	20191127
28	20191028	78	20191078	128	20191128
29	20191029	79	20191079	129	20191129
30	20191030	80	20191080	130	20191130
31	20191031	81	20191081	131	20191131
32	20191032	82	20191082	132	20191132
33	20191033	83	20191083	133	20191133
34	20191034	84	20191084	134	20191134
35	20191035	85	20191085	135	20191135
36	20191036	86	20191086	136	20191136
37	20191037	87	20191087	137	20191137
38	20191038	88	20191088	138	20191138
39	20191039	89	20191089	139	20191139
40	20191040	90	20191090	140	20191140
41	20191041	91	20191091	141	20191141
42	20191042	92	20191092	142	20191142
43	20191043	93	20191093	143	20191143
44	20191044	94	20191094	144	20191144
45	20191045	95	20191095	145	20191145
46	20191046	96	20191096	146	20191146
47	20191047	97	20191097	147	20191147
48	20191048	98	20191098	148	20191148
49	20191049	99	20191099	149	20191149
50	20191050	100	20191100	150	20191150

(*) The Selected Contract Unique ID Numbers referred to in this exhibit are not the actual Customer Contract Numbers.